SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2007

                 First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

         Washington                                                001-33652                                          26-0610707
State or other jurisdiction                                     Commission                                     (I.R.S. Employer
of incorporation                                                    File Number                                     Identification No.)

201 Wells Avenue South, Renton, Washington                                                                      98057
(Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
        CFR 240.13e-4(c))

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Item 8.01. Other Events

        On October 9, 2007, First Financial Northwest, Inc.(the "Company"), the holding company for First Savings Bank Northwest (formerly First Savings Bank of Renton), issued a press release that it had closed its mutual to stock conversion and related stock offering. The Company sold 21,160,000 shares of common stock at $10.00 per share in a subscription offering and issued an additional 1,692,800 shares to a charitable foundation it created in connection with the conversion. The total number of shares issued and outstanding will be 22,852,800. The shares of the Company common stock will trade on the NASDAQ National Market System beginning on October 10, 2007 under the symbol "FFNW."

        The press release announcing the closing of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

        Exhibit

         99.1     Press Release dated October 9, 2007

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                        FIRST FINANCIAL NORTHWEST, INC..

DATE: October 9, 2007                                   By: /s/ Victor Karpiak
                                                                              Victor Karpiak
                                                                               President and Chief Executive Officer

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Exhibit 99.1

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October 9, 2007                                                                                                For more information, contact:
FOR IMMEDIATE RELEASE                                                                          Victor Karpiak: (425) 255-4400

First Financial Northwest, Inc. Announces Closing of Mutual to Stock Conversion
and Stock Offering

        Renton, Washington - October 9, 2007 - First Savings Bank of Renton ("First Savings Bank" or "Bank") announced today that its depositors and borrowers approved the Plan of Conversion and Reorganization at a Special Meeting of Members on September 27, 2007. In addition, the Bank and First Financial Holdings, MHC have received regulatory approval of the valuation update and expect to complete the mutual to stock conversion of First Financial Holdings, MHC after the close of business on October 9, 2007. As a result, First Financial Northwest, Inc. will become the new stock holding company for First Savings Bank. In connection with the transaction First Savings Bank of Renton will change its name to First Savings Bank Northwest. The Bank's mutual holding company, First Financial Holdings, MHC, and mid-tier holding company, First Financial of Renton, Inc. will no longer exist as a result of the conversion and reorganization.

        In connection with the conversion, First Financial Northwest, Inc. sold 21,160,000 shares of its common stock at $10.00 per share in a subscription offering to certain current and former depositors of the Bank. An additional 1,692,800 shares will be contributed to the First Financial Northwest Foundation, a charitable foundation that has been established by the Bank, increasing the total number of shares outstanding to 22,852,800 shares. First Financial Northwest, Inc. common stock will begin trading on the NASDAQ Global Select Market on October 10, 2007 under the symbol "FFNW." The subscription offering was managed by Keefe, Bruyette & Woods.

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        Victor Karpiak, President and Chief Executive Officer of the Bank said, "We are pleased by the outstanding support shown by the depositors of First Savings Bank, who voted to approve our plan of conversion and reorganization and we appreciate the confidence shown by the customers who participated in our stock offering. We look forward to providing them the types of service and products they have come to expect from First Savings Bank."

        Subscribers may obtain additional information regarding the stock allocations at http://allocations.kbw.com or by contacting the Stock Information Center at (425) 254-2094.

        First Savings Bank is a community- based savings bank primarily serving King and to a lesser extent, Pierce and Snohomish Counties, Washington through its full-service banking office and automated teller machines. At June 30, 2007, First Savings Bank had total assets of $1.1 billion, deposits of $866.5 million and equity capital of $107.1 million.

This news release contains certain forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond our control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. First Financial Northwest's prospectus, dated August 13, 2007, describe some of these factors, including market rates of interest, competition, risk elements in the loan portfolio, risks related to the level of the allowance for loan losses, general economic conditions, the level of the allowance for losses on loans, loan concentration, risks related to the Bank's subsidiary Executive House, risks related to our management team and regulation of our business. Forward-looking statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events.

This release is neither an offer to sell nor a solicitation of an offer to buy Common Stock, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or laws of any such state or jurisdiction. The offer is made only by the prospectus. The shares of common stock are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

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